UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 16, 2008

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)    Effective January 18, 2008, Mark T. Thies resigned as Executive Vice President and Chief Financial Officer of Black Hills Corporation (the “Registrant”).

(e)    Effective January 18, 2008, the Registrant entered into a Severance and Release Agreement (the “Agreement”) with Mark T. Thies, whose resigned from employment with the Registrant effective January 18, 2008. Under the Agreement, the Registrant will pay Mr. Thies the sum of $350,000, the reimbursement of COBRA premium cost of continued health care coverage for a period of twelve (12) months and outplacement assistance.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10	Severance and Release Agreement between Black Hills Corporation and Mark T. Thies dated January 18, 2008.
99	Press release dated January 16, 2008, issued by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel

Date: January 18, 2008

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